UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
April 20, 2017

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

At the City Holding Company (the Corporation) Annual Meeting of Shareholders held on April 19, 2017 in Huntington, WV, the shareholders approved the matters described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2017. The Corporation’s Board of Directors fixed the close of business on March 3, 2017, as the record date for the determination of shareholders entitled to notice and vote at the Annual Meeting. As of March 3, 2017, there were 15,585,010 issued and outstanding shares of Common Stock (exclusive of 3,476,538 shares held as treasury stock which were not voted). A total of 12,781,011 shares of common stock were voted at the annual meeting, either in person or by proxy. There were a total of 2,015,291 broker non-votes.

Following below is a summary of the voting results for each matter presented to the shareholders:

1.	The election of four Class III Directors each for a three-year term expiring in:

	Class	For	Withheld	Broker Non-Vote

Robert D. Fisher	III	10,330,581	435,139	2,015,291
Jay C. Goldman	III	10,311,313	454,407	2,015,291
Patrick C. Graney III	III	10,734,717	31,003	2,015,291
Charles R. Hageboeck	III	10,722,429	43,291	2,015,291

2.	The ratification of Ernst & Young, LLP as the Corporation’s independent registered public accounting firm for 2017:

For	Against	Abstain	Broker Non-Vote

12,707,590	43,724	29,697	0

3.	An amendment to the Articles of Incorporation of City Holding Company to provide for Majority Voting in Uncontested Director Elections:

For	Against	Abstain	Broker Non-Vote

10,664,253	71,977	29,490	2,015,291

4.	The approval of a non-binding advisory proposal on the compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Vote

10,516,210	172,944	76,566	2,015,291

5.	Recommendation, by non-binding vote, regarding the frequency of the shareholder vote to approve the compensation of the Named Executive Officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote

8,113,472	123,591	2,415,540	113,117	2,015,291

Section 8 – Other Events

Item 8.01	Other Events.

In a Form 8-K filed on January 30, 2017 and again in City’s Proxy Statement for its 2017 Annual Shareholder Meeting, which was filed on March 20, 2017, the Corporation stated that David W. Hambrick, a Class I director whose term expires in 2018, intends to resign as a director effective as of the 2017 Annual Shareholder Meeting.  After the filing of the 2017 Proxy Statement, Mr. Hambrick decided to withdraw his pending resignation and continue serving as a director of the Corporation.  Mr. Hambrick will remain a Class I director and will be up for re-election at the 2018 Annual Shareholder Meeting

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: April 20, 2017	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Chief Financial Officer